Exhibit 99.77(q)(1)

Item 77Q-1 Exhibits

(a)(1)	Certificate of Amendment of Certificate of Trust (Name Change of Trust) effective May 1, 2014 – Filed herein.

(a)(2)	Amendment No. 13 (Name Change of each Series) effective May 1, 2014 to the Declaration of Trust – Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 23, 2014 and incorporated herein by reference.

(a)(3)	Amendment No. 14, Establishment of New Series, (Voya Securitized Credit Fund), effective May 22, 2014 to the Declaration of Trust – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(a)(4)	Amendment No. 15, Rescission of Designation of Series of Shares of Beneficial Interest (ING Loan Fund and ING Retirement Solution 2015 Fund) effective May 22, 2014 to the Declaration of Trust – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(1)	Amended Schedule A dated August 6, 2014 to the Investment Management Agreement between the Registrant and Voya Investments, LLC dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(2)	Waiver Letter dated August 1, 2014 between Voya Investments, LLC and the Registrant (with respect to the management fee for Class P shares of Voya Investment Grade Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(3)	Waiver Letter dated August 1, 2014 between Voya Investments, LLC and the Registrant (with respect to the management fee for Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund) – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(4)	Waiver Letter dated August 6, 2014 between Voya Investments, LLC and the Registrant (with respect to the management fee for Class P shares of Voya Securitized Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(5)	Amended Schedule A dated August 6, 2014 to the Expense Limitation Agreement between the Registrant and Voya Investments, LLC dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(6)	Amended Schedule A dated August 6, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(7)	Waiver Letter dated August 1, 2014 between Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to the sub-advisory fee for Class P shares of Voya Investment Grade Credit Fund) 2013 – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(8)	Waiver Letter dated August 1, 2014 between Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to the sub-advisory fee for Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, and Voya Emerging Markets Local Currency Debt Fund) – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.

(e)(9)	Waiver Letter dated August 6, 2014 between Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to sub-advisory fee for Class P shares of Voya Securitized Credit Fund) – Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on July 29, 2014 and incorporated herein by reference.